UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 29, 2024
Date of Report (date of earliest event reported)

UpHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38924 (Commission File Number)	83-3838045 (I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203
Delray Beach, FL 33484
(Address of principal executive offices, including zip code)

(888) 424-3646
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH(1)	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

___________________________________________________
(1)On December 11, 2023, UpHealth, Inc. (the “Company”) received written notice from the staff of NYSE Regulation that it has commenced proceedings to delist the common stock, par value $0.0001 per share, of the Company (ticker symbol: UPH) (the “Common Stock”), from the New York Stock Exchange (“NYSE”), and suspended trading in the Common Stock pending the completion of such proceedings. As a result, effective December 12, 2023, the Common Stock is trading in the over-the-counter market under the symbol “UPHL”. The Company timely filed an appeal of this determination with the NYSE and requested a hearing before the NYSE Regulatory Oversight Committee’s Committee for Review. On January 12, 2024, the NYSE granted the Company’s request for a hearing, which is expected to take place on April 17, 2024.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed by UpHealth, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 20, 2023, on November 16, 2023, the Company and its wholly-owned subsidiary, Cloudbreak Health, LLC, a Delaware limited liability company (“Cloudbreak”), entered into a membership interests purchase agreement (as it may be amended from time to time in accordance with its terms, the “Purchase Agreement”) with Forest Buyer, LLC, a Delaware limited liability company (“Forest Buyer”) and an affiliate of GTCR LLC, a leading private equity firm, pursuant to which the Company has agreed to sell all of the outstanding equity interests of Cloudbreak and the wholly-owned subsidiaries of Cloudbreak to Forest Buyer for $180.0 million in cash, subject to certain adjustments for closing indebtedness, net working capital, cash and unpaid transaction expenses related to the transactions contemplated by the Purchase Agreement (the “Sale” and all of the transactions contemplated by the Purchase Agreement (collectively, the “Transactions”), as more fully described in the Company’s definitive proxy statement filed with the SEC on January 24, 2024.

On February 29, 2024, the Company held a special meeting of its stockholders for the purpose of approving the Sale pursuant to the Purchase Agreement (the “Special Meeting”). At the Special Meeting, of the 18,671,142 shares of the Company’s common stock, par value $0.0001 per share, that were outstanding and entitled to vote, 10,019,640 shares were represented, constituting a quorum. The final results for the matter submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal No. 1—The Sale Proposal: The stockholders approved the Purchase Agreement providing for the Sale of Cloudbreak and the wholly-owned subsidiaries of Cloudbreak to Forest Buyer, as such Sale constitutes the sale of substantially all of the assets of the Company under Delaware law, by the votes set forth in the table below:

For	Against	Abstained
9,671,524	301,198	46,918

No other items were presented for stockholder approval at the Special Meeting.

The Transactions are expected to close (the “Closing”) on the date that is the third business day following the satisfaction or waiver of each of the conditions to Closing, but in no event prior to March 15, 2024, unless consented to in writing by the Company and Forest Buyer (the “Closing Date”).

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the Closing, including its timing, of the Sale, the use of proceeds of the Sale, the hearing before the CFR, including its timing, the Company’s ability to demonstrate compliance with the listing requirements of the NYSE, the delisting of the Common Stock from the NYSE in the event the Company’s appeal is unsuccessful, the trading of the Company’s Common Stock in the over-the-counter market, the projected operation and financial performance of the Company and its various subsidiaries, its product offerings and developments and reception of its product by customers, and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the conditions to Closing of the Sale not being satisfied, the ability of the parties to close the Sale on the expected Closing Date or at all, the outcome of the CFR hearing and whether the CFR will grant the Company’s request for continued listing, whether the Company will be able to regain and sustain compliance with the continued listing standards of the NYSE or comply with the initial listing standards of another national securities exchange, the ability of the Company to service or otherwise pay its debt obligations, including to holders of the Company’s convertible notes, the mix of services utilized by the Company’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of the Company to expand what it does for existing customers as well as to add new customers, uncertainty with respect to how the International Court of Arbitration or the Indian courts shall decide various matters that are before them or that the board of directors of Glocal Healthcare Systems Private Limited (“Glocal”) will act in compliance with its fiduciary duties to Glocal’s shareholders, that the Company will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2024                         UPHEALTH, INC.

By:	/s/ Martin S.A. Beck
Name:	Martin S. A. Beck
Title:	Chief Executive Officer